SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                               BCSB BANKCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                        [BCSB BANKCORP, INC. LETTERHEAD]




                                January 10, 2002




Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of BCSB Bankcorp, Inc. (the "Company") to be held at Baltimore County Savings Bank, F.S.B.'s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland on Wednesday, February 13, 2002, at 4:00 p.m., eastern time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Baltimore County Savings Bank, F.S.B. (the "Bank"), the Company's wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support.

                                      Sincerely,

                                      /s/ Gary C. Loraditch

                                      Gary C. Loraditch
                                      President

--------------------------------------------------------------------------------
                               BCSB BANKCORP, INC.
                          4111 E. JOPPA ROAD, SUITE 300
                            BALTIMORE, MARYLAND 21236


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 13, 2002
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of BCSB Bankcorp, Inc. (the "Company") will be held at Baltimore County Savings Bank, F.S.B.'s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland on Wednesday, February 13, 2002, at 4:00 p.m., eastern time.

     A Proxy Statement and Proxy Card for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

     1.   The election of three directors of the Company for three-year terms;

     2. Approval of the Baltimore County Savings Bank, F.S.B. Deferred Compensation Plan, as amended;

     3. The ratification of the appointment of Anderson Associates, LLP as independent certified public accountants of the Company for the fiscal year ending September 30, 2002; and

     4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 27, 2001, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy card which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ David M. Meadows


                                   David M. Meadows
                                   Secretary
Baltimore, Maryland
January 10, 2002

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                               BCSB BANKCORP, INC.
                          4111 E. JOPPA ROAD, SUITE 300
                            BALTIMORE, MARYLAND 21236

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 13, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished to stockholders of BCSB Bankcorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at Baltimore County Savings Bank, F.S.B.'s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland on Wednesday, February 13, 2002, at 4:00 p.m., eastern time, and at any adjournment thereof. The accompanying Notice of Annual Meeting and proxy card and this Proxy Statement are being first mailed to stockholders on or about January 10, 2002.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to David M. Meadows, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND FOR THE OTHER PROPOSITION STATED. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                    VOTING SECURITIES AND SECURITY OWNERSHIP
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on December 27, 2001 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 5,867,322 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by persons who beneficially own more than 5% of the Common Stock, each of the Company's directors, including the executive officers of the Company named in the Summary Compensation Table, set forth under "Proposal I -- Election of Directors -- Executive Compensation -- Summary Compensation Table," and all of the Company's directors and executive officers as a group.

                                                  SHARES OF COMMON STOCK
                                                     BENEFICIALLY OWNED                     PERCENT OF
                                                     AT RECORD DATE (1)                     CLASS (2)
                                                     ------------------                     ----------
 Persons Owning Greater than 5%:
 ------------------------------
   Baltimore County Savings Bank, M.H.C.                3,754,960                            64.00%
   4111 E. Joppa Road, Suite 300
   Baltimore, Maryland  21236

   BCSB Bankcorp, Inc.                                    498,371  (3)                        8.49
     Employee Stock Ownership Plan et. al.
   4111 E. Joppa Road Suite 300
   Baltimore, Maryland  21236

 Directors:
 ---------
   H. Adrian Cox                                           10,437                             *
   Frank W. Dunton                                         12,850                             *
   Henry V. Kahl                                            7,542                             *
   Gary C. Loraditch                                       31,262                             *
   William M. Loughran                                     14,599                             *
   John J. Panzer, Jr.                                     13,167                             *
   P. Louis Rohe                                           17,463                             *
   Michael J. Klein                                         2,000                             *

 All directors and executive                              120,593                             2.04
   officers of the Company
   as a group (10 persons)

______________

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The listed amounts include 5,000, 5,000, 5,000, 5,000, 5,000, 5,000,
     5,000 and 35,000 shares that Directors Cox, Dunton, Kahl, Loraditch, Loughran, Panzer, Jr. and Rohe, and all directors and executive officers of the Company as a group, respectively, have the right to acquire upon the exercise of options exercisable within 60 days of the Record Date. The listed amounts do not include shares with respect to which Directors Henry
     V. Kahl, H. Adrian Cox and Frank W. Dunton have voting power by virtue of their positions as trustees of the trusts holding 181,818 shares under the Company's Employee Stock Ownership Plan (the "ESOP") and 122,752 shares under the Baltimore County Savings Bank, F.S.B. (the "Bank") Deferred Compensation Plan (the "DCP"), nor 63,600 shares as to which such individuals share dispositive power by virtue of their positions as directors of Baltimore County Savings Bank Foundation, Inc. (the "Foundation"), nor 68,664 shares with respect to which Directors Kahl, Cox, Panzer have voting power by virtue of their positions as trustees of the Management Recognition Plan ("MRP") trust. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. As of the Record Date, 54,876 shares had been allocated. Shares held by the DCP trust are voted in the same proportion as are the shares held by the ESOP trust. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust. Shares held by the Foundation are voted in the same ratio as all other shares of Common


                                       2

     Stock are voted. The shares held by the DCP trust are held for the benefit of directors in the following amounts: Mr. Cox, 12,635 shares; Mr. Dunton, 15,021 shares; Mr. Kahl, 10,435 shares; Mr. Loraditch, 6,791 shares; Mr. Loughran, 6,791 shares; Mr. Panzer 25,925 shares; and Mr. Rohe, 22,698 shares. Such directors bear the economic risk associated with such shares.
(2) Based on a total of 5,867,322 shares of Common Stock outstanding at the Record Date.
(3) Includes 181,818 shares owned by the ESOP, 122,752 shares owned by the DCP, 61,537 shares owned by the Bank's 401(k) Plan, 68,664 shares owned by the MRP trust and 63,600 shares owned by the Foundation. Henry V. Kahl, H. Adrian Cox and Frank W. Dunton, who serve as directors of the Company, serve as trustees of the ESOP and the DCP and serve as three of the Foundation's seven directors. Such individuals share voting power over shares held by the ESOP and the DCP and share dispositive power over shares held by the DCP trust and the Foundation. Henry V. Kahl, H. Adrian Cox and John J. Panzer, Jr. who serve as a directors of the Company, serve as trustees of the MRP trust. The trustees of the MRP trust share voting and dispositive power over the shares held by the MRP trust. The Bank is the trustee of the 401(k) Plan assets invested in Common Stock, and in their capacities as directors of the Bank, Messrs. Kahl, Cox and Dunton share voting and dispositive power over shares held by the 401(k) Plan. In their individual capacity, such individuals disclaim beneficial ownership of shares held by the ESOP, the DCP, the MRP trust, the 401(k) Plan and the Foundation.
*    Less than 1% of outstanding Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

     The Company's Charter requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, three directors will be elected for terms expiring at the 2005 Annual Meeting. The Board of Directors has nominated Henry V. Kahl, P. Louis Rohe and Michael J. Klein to serve as directors for a three-year period. All nominees currently are members of the Board. Under Federal law and the Company's Bylaws, directors are elected by a plurality of the votes at a meeting at which a quorum is present.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons were appointed as directors in 1998 in connection with the incorporation and organization of the Company, except that Mr. Michael J. Klein was appointed a director of the Company and the Bank in November 28, 2001. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                                 YEAR FIRST
                                            AGE AT               ELECTED AS             CURRENT
                                          SEPTEMBER 30,          DIRECTOR OF             TERM
                NAME                         2001                 THE BANK             TO EXPIRE
                ----                        -------              ----------            ---------
                              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005

        Henry V. Kahl                         58                    1989                 2002
        P. Louis Rohe                         79                    1955                 2002
        Michael J. Klein                      46                    2001                 2002

                                   DIRECTORS CONTINUING IN OFFICE

        H. Adrian Cox                         57                    1987                 2004
        William M. Loughran                   56                    1991                 2004
        John J. Panzer, Jr.                   59                    1991                 2004
        Frank W. Dunton                       73                    1994   (1)           2003
        Gary C. Loraditch                     47                    1991                 2003

         -------------
         (1) Mr. Dunton was a director of the Bank since its incorporation in 1955 through 1990. He rejoined the Bank's Board of Directors in 1994.

         Set forth below is biographical information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     HENRY V. KAHL is an Assessor Supervisor with the State of Maryland Department of Assessments & Taxation in Baltimore, Maryland.

     P. LOUIS ROHE has been retired for approximately 10 years. Prior to his retirement, Mr. Rohe was an attorney. He has been a director of the Bank since its incorporation in 1955.

     MICHAEL J. KLEIN is Vice President of Klein's Super Markets, a family owned chain of supermarkets, with locations throughout Harford County, Maryland. Mr. Klein is also Vice President and partner in several other family owned businesses including Forest Hill Lanes, Inc., Colgate Investments, LLP and Riverside Parkway, LTD.

     H. ADRIAN COX is an insurance agent with Rohe and Rohe Associates, Inc. in Baltimore, Maryland. Mr. Cox also is employed as a real estate agent with Century 21 Horizon Realty, Inc. in Baltimore, Maryland.

     WILLIAM M. LOUGHRAN was named Senior Vice President of the Bank effective January 4, 1999. He also serves as Vice President of the Company and Baltimore County Savings Bank, M.H.C. (the "MHC"). Prior to being named Senior Vice
President, he served as Vice President of the Bank in charge of lending operations. Mr. Loughran joined the Bank in 1973.

     JOHN J. PANZER, JR. has been a self-employed builder of residential homes since 1971.

     FRANK W. DUNTON has been retired since 1994. Prior to his retirement, Mr. Dunton was a self-employed real estate appraiser. He was a director of the Bank since its incorporation in 1955 through 1990. He rejoined the Board in 1994.

     GARY C. LORADITCH was named President of the Company, the Bank and the MHC effective January 4, 1999. Previously, he served as Vice President, Secretary and Treasurer of the Bank. He is a certified public accountant and an attorney. Mr. Loraditch joined the Bank in 1974.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Company who do not serve on the Board of Directors.

                                   AGE
                                AS OF THE
 NAME                           RECORD DATE                    TITLE
 ----                           -----------                    -----
 Bonnie M. Klein                    46             Vice President and Treasurer of the Company and the Bank

 David M. Meadows                   45             Vice President, General Counsel and Secretary of the Company
                                                   and the Bank

     BONNIE M. KLEIN joined the Bank in 1975 and has served in various capacities of increasing responsibility since then. She was named Vice President and Treasurer of the Company and the Bank effective January 4, 1999. She is a Certified Public Accountant.

     DAVID M. MEADOWS was named Vice President, General Counsel and Secretary of the Company and the Bank effective January 4, 1999. Previously, he was a Partner in the law firm of Moore, Carney, Ryan and Lattanzi, L.L.C.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Bank meet monthly and may have additional special meetings. During the year ended September 30, 2001, the Board of Directors of the Company met 13 times and the Board of Directors of the Bank met 15 times. All directors attended at least 75% in the aggregate of the total number of Company or Bank Board of Directors meetings held during the year ended September 30, 2001 and the total number of meetings held by committees on which he served during such fiscal year.

     The Bank Board of Directors' Audit Committee consists of Directors Kahl, Cox and Panzer. The members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Committee met one time during the year ended September 30, 2001 to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by the Bank and to review internal accounting controls. The Company's Board of Directors has adopted a written charter for the Audit Committee.

     The Bank Board of Directors' Executive Committee serves as the compensation committee. The Executive Committee consists of Directors Cox, Kahl, Rohe, Panzer and Dunton. The Executive Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Executive Committee reports its evaluations and findings to the full Board of Directors and all compensation decisions are ratified by the full Board of Directors. Directors of the Bank who also are officers of the Bank abstain from discussion and voting on matters affecting their compensation. The Executive Committee met four times during the fiscal year ended September 30, 2001.

     The Company's full Board of Directors acts as a nominating committee for selecting the management nominees for election as directors of the Company in accordance with the Company's Bylaws. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. The Board of Directors met one time as a nominating committee during the year ended September 30, 2001. The Company's Bylaws set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than 30 days nor more than 60 days prior to the date of any such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the last fiscal year awarded to or earned by the executive officers of the Company in fiscal 2001 that exceeded $100,000 for services rendered in all capacities to the Company, the Bank and their affiliates.

                                                                                         LONG-TERM COMPENSATION
                                                       ANNUAL COMPENSATION                        AWARDS
                                            ---------------------------------------     --------------------------
                                                                                        RESTRICTED      SECURITIES
NAME AND                                                             OTHER ANNUAL          STOCK       UNDERLYING      ALL OTHER
PRINCIPAL POSITION               YEAR       SALARY       BONUS      COMPENSATION(1)       AWARDS       OPTIONS (#)   COMPENSATION
------------------               ----       ------       -----      ---------------       ------       -----------   ------------
Gary C. Loraditch                2001     $ 186,597    $ 30,631          --            $      --             --        $ 21,219 (4)
   President (2)                 2000       147,000      25,466          --                9,800             --          19,852
                                 1999       132,662      15,145          --               45,600  (3)    10,000          19,057

William M. Loughran              2001       151,234      23,778          --                   --             --          18,219 (4)
   Senior Vice President         2000       125,884      20,846          --                9,804             --          16,616
                                 1999       116,648      12,619          --               45,600  (3)    10,000          18,610

David M. Meadows                 2001       106,318      11,444          --                   --             --           4,513 (4)
Vice President, General Counsel  2000        98,355      10,392          --                   --             --           1,295
   and Secretary

______________
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 2001 did not exceed the lesser of 10% of the executive officer's salary and bonus or $50,000.
(2)  Mr. Loraditch was named President effective January 4, 1999.
(3) Amount shown in the table is based on the closing price of the Common Stock of $8.00 as quoted on the Nasdaq National Market on the date of grant, July 15, 1999. The restricted Common Stock awarded vests at the rate of 25% per year following the date of grant, with the first 25% having vested on July 15, 2000. As of September 30, 2001, based on the average of the high and low sale price of the Common Stock of $10.20, as reported on the Nasdaq National Market, the aggregate value of the unvested 2,850 shares of restricted Common Stock awarded to each of Messrs. Loraditch and Loughran was $29,070. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.
(4) Amounts include $3,342, $2,628 and $2,126 of matching contributions paid by the Bank pursuant to the Bank's 401(k) Plan for the benefit of Messrs. Loraditch, Loughran and Meadows, respectively, $10,857 and $9,015 accrued by the Bank under the Bank's pension plan for the benefit of Messrs. Loraditch and Loughran, respectively, and $7,020, $6,576 and $4,513 in stock allocated to the accounts of Messrs. Loraditch, Loughran and Meadows, respectively, under the ESOP.

     Fiscal Year-End Option Values. The following table sets forth information concerning the value as of September 30, 2001 of options held by the executive officers named in the Summary Compensation Table set forth above.

                                           NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR-END             AT FISCAL YEAR-END (1)
                                        ----------------------------         --------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE           EXERCISABLE  UNEXERCISABLE
----                                    -----------  -------------           -----------  -------------
Gary C. Loraditch                       5,000        5,000                     $11,250        $11,250
William M. Loughran                     5,000        5,000                      11,250         11,250
David M. Meadows                           --           --                          --             --

-----------
(1) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of underlying Common Stock at September 30, 2001, determined based on the closing sale price of the Common Stock of $10.25 as quoted on the Nasdaq National Market System and the exercise price of the options of $8.00.

     No options were granted to or exercised by the named executive officers during fiscal year 2001, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

     Change-in-Control Severance Agreements. The Bank's Severance Agreements with Officers Loraditch and Loughran (collectively, the "Employees") have a term ending on the earlier of (a) 36 months after their recent renewal on October 17, 2001 and (b) the date on which the Employee terminates employment with the Bank. On each annual anniversary date from the date of commencement of the Severance Agreements, the term of the Severance Agreements may be extended for additional one-year periods beyond the then effective expiration date upon a determination by the Board of Directors that the performance of these individuals has met the required performance standards and that such Severance Agreements should be extended. An Employee becomes entitled to collect severance benefits under the Severance Agreement in the event of the Employee's (a) voluntary termination of employment (i) within 30 days following a change of control or (ii) within 30 days of certain specified events that both occur during the Covered Period (defined below) and constitute a Change in Duties, or (b) involuntary termination of employment for any reason other than "for Cause" during the period that begins 12 months before a change in control and ends 18 months after a change in control (the "Covered Period"). Because the MHC owns 64.0% of the Company's outstanding Common Stock, it is unlikely that there will be a change-in-control of the Company that would trigger a payment obligation under the Severance Agreements.

     In the event an Employee becomes entitled to receive severance benefits, the Employee will (i) be paid an amount equal to (i) 2.99 times the annualized base salary paid to the Employee in the immediately preceding 12-month period (excluding board fees and bonuses) and (ii) will receive either cash in an amount equal to the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the second annual anniversary date of his termination of employment or continued participation in such benefit plans through the second annual anniversary date of his termination of employment, to the extent the Employee would continue to qualify for participation therein. The Severance Agreements provide that within 10 business days of a change of control, the Bank shall fund, or cause to be funded, a trust in the amount necessary to pay amounts owed to the Employees as a result of the change of control. The amount to be paid to an Employee from this trust upon his or her termination is determined according to the procedures outlined in the Severance Agreements, and any money not paid to the Employee is returned to the Bank.

     The aggregate payments that would be made to Officers Loraditch, and Loughran, assuming termination of employment under the foregoing circumstances at September 30, 2001, would have been approximately $1,000,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that one of these Employees prevails over the Bank in a legal dispute as to the Severance Agreement, he or she will be reimbursed for legal and other expenses.

DIRECTOR COMPENSATION

     Fees. The Chairman of the Board of Directors receives a monthly retainer of $1,250 per month, and all other nonemployee directors receive $1,000 per month. Each nonemployee director also receives a fee of $250 per each regular and special Board and committee meeting attended. Directors who serve as officers of the Company or the Bank do not receive additional compensation for their service as directors.

     Deferred Compensation Plan. The Bank maintains a Deferred Compensation Plan (the "DCP"), which is a restatement of the Bank's Directors' Retirement Plan, for directors and select executive officers. Prior to each DCP year, each non-employee director may elect to defer receipt of all or part of his future fees (including retainers), and any other participant may elect to defer receipt of up to 25% of salary or 100% of bonus compensation. On each September 30 beginning with 1998, each DCP participant who has between three and 12 years of service as a director will have his account credited with $6,222. A participant who, after the DCP's effective date, completes three years of service as a director, will have his account credited with $24,000 on the September 30 following completion of three years of service. All amounts credited to a participant's account shall be credited with the investment return which would have resulted if such amounts had been invested, based upon the participant's choice, between the dividend-adjusted rate of return on the Common Stock and the Bank's highest annual rate of interest on certificates of deposit having a one-year term. Each participant may make an election to receive distributions either in a lump sum or in annual installments over a period up to ten years. During the year ended September 30, 2001, the Bank credited $6,222 under the DCP to each of Directors Cox, Kahl, Loraditch, Loughran and Panzer.

     The Bank has established a grantor trust and may, at any time or from time to time, make additional contributions to the trust. In the event of a change in control, the Bank will contribute to the trust an amount sufficient to provide the trust with assets having an overall value equal to the aggregate account balances under the Plan. The trust's assets are subject to the claims of the Bank's general creditors and are available for eventual payments to participants.

     Incentive Compensation Plan. The Bank's Board of Directors adopted the Incentive Compensation Plan (the "ICP"), effective October 1, 1994. The ICP is administered by the Executive Committee, which is appointed by the Bank's Board of Directors. Under the ICP, each eligible director and employee receives annual cash bonus awards based on the Bank's performance under criteria specified in the ICP. In addition, pursuant to the terms of the ICP, directors are permitted to make deferral elections, and to elect to have the rate of return on their deferrals measured by either the Multiplier times 1.5% or the highest 12-month CD rate. During the year ended September 30, 2001, the Bank paid $2,933, $2,889, $3,353, $30,631, $23,778, $2,933 and $2,933 to Directors Cox, Dunton, Kahl,
Loraditch, Loughran, Panzer and Rohe, respectively, pursuant to the ICP.

     Stock Benefit Plans. Non-officer directors are eligible to receive awards under the Company's stock option plan and MRP. No awards were made to the directors under these plans during the year ended September 30, 2001.

     Reimbursement for Tax Advice. The Bank's Board of Directors has also adopted a policy to reimburse designated directors and officers for expenses they incur in connection with professional tax, estate planning or financial advice they obtain related to the benefits they receive under the stock and non-stock related benefit plans of the Bank and the Company. Reimbursements are limited to $1,000 for each eligible individual during any fiscal year, with a one-time allowance not to exceed $5,000 for estate planning expenses. The level of annual reimbursements may be increased to $2,000 on a one-time basis in the event of a change in control of the Company. No reimbursements were made by the Bank during the year ended September 30, 2001.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At September 30, 2001, the Bank had $701,086 in loans outstanding to directors and executive officers.

     Director Michael J. Klein is a member holding a 30% ownership interest in Colgate Investments, LLC, a limited liability company that owns real property that the Bank leases for a branch office site. The Bank paid $57,000 in rent to Colgate Investments, LLC during the year ended September 30, 2001 and expects to pay the same amount during the year ending September 30, 2002. The remaining 70% of Colgate Investments, LLC is owned by Mr. Klein's siblings.


--------------------------------------------------------------------------------
  PROPOSAL II - APPROVAL OF THE BALTIMORE COUNTY SAVINGS BANK, F.S.B. DEFERRED
                         COMPENSATION PLAN, AS AMENDED
--------------------------------------------------------------------------------

     The Board of Directors is seeking shareholder approval of the Baltimore County Savings Bank, F.S.B. Deferred Compensation Plan, as amended (the "Plan"). The Plan, which has been in effect since 1995, has provided for a retirement benefit and for compensation deferral. Under the Plan, directors were allowed to choose a rate of return on their accounts based upon the performance of the Common Stock or a one year certificate of deposit rate of return. Because Plan participants may elect either rate of return, the accounting for the Plan requires that the shares of Common Stock held in a grantor trust for the Plan be revalued by the market price of the Common Stock each quarter with any change in such market price being recognized on the Company's income statement. The Board of Directors believes that this accounting treatment tends to increase the difficulty for stockholders to judge the Company's core financial performance. Accordingly, on September 26, 2001 the Board voted to amend the Plan. The 2001 amendment to the Plan (the "2001 Amendment") divides the existing Plan into two plans, one of which is based solely on a rate of return based upon the performance of the Company's Common Stock and the other based upon a rate of return based upon the one-year certificate of deposit. The Plan, as amended by the 2001 Amendment, is referred to herein as the "Amended Plan." By creating separate plans, the need to revalue the Common Stock held in the granted trust is eliminated under accounting rules. The Board of Directors believes that the Amended Plan is in the best interests of the Company and unanimously recommends approval of the Amended Plan. The Amended Plan does not provide any additional benefits to Plan participants above those provided by the Plan. If stockholders do not approve the Amended Plan at the Annual Meeting, the Company will continue to operate the Plan in its existing form, and participants will receive all benefits under the Plan in cash rather than shares of Common Stock.

     A copy of the Amended Plan is attached hereto as Exhibit A, and should be consulted for additional information. All statements made herein regarding the Amended Plan, which are only intended to summarize the Amended Plan, are qualified in their entirety by reference to the Amended Plan.

DESCRIPTION OF THE PLAN

     Purpose of the Plan. The Plan is a restatement of a Directors Retirement Plan, which was adopted by the Board of Directors of the Bank on July 1, 1995, prior to the Bank's reorganization into the mutual holding company form of organization. The Plan was restated on October 22, 1997, and the Board of Directors subsequently approved the 2001 Amendment on September 26, 2001. The purpose of the Amended Plan continues to be to attract, retain and motivate directors and to encourage the long-term financial success of the Bank. The Amended Plan was designed to provide a means by which directors could accrue additional retirement benefits based on the Bank's performance.

     Eligible Participants. The persons eligible to participate in the Plan are directors of the Bank and any employee whom the Board has specifically selected for participation in the Plan. An employee who is not a director is eligible for participation in the Plan only if the employee is a member of a select group of the Bank's or the Company's management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time. Currently, the Bank's and the Company's eight directors are the only individuals eligible to participate in the Plan.

     Participant Accounts and Annual Credits Thereto. Under the Plan, a bookkeeping account has been established in the name of each director. In recognition of past service, on October 31, 1997, the account of each director serving on that date was credited with an amount equal to amounts previously deferred by directors under the Directors Retirement Plan prior to its restatement on October 22, 1997 plus a retirement credit. On each September 30 beginning with 1998, each DCP participant who has between three and 12 years of service as a director will have his account credited with $6,222. No director may receive more than 12 years of credits to his or her account. A participant who, after October 22, 1997, completes three years of service as a director, will have his account credited with $24,000 on the September 30 following completion of three years of service.

     Elective Deferrals. Prior to each Plan year, each non-employee director may elect to defer receipt of all or part of his future fees (including retainers), and any other participant may elect to defer receipt of up to 25% of salary or 100% of bonus compensation.

     Payment of Benefits. Each participant may elect to receive plan benefits in a lump sum or over a period shorter than ten years, and in the absence of an election will receive payments in five substantially equal installments beginning in the first quarter of the calendar year following the year in which they terminated service as a director or employee. To the extent required under federal banking law, the amounts otherwise payable to a participant shall be reduced to the extent that on the date of a participant's termination of service such reduction is necessary to avoid subjecting the Bank to liability under
Section 280G of the Internal Revenue Code of 1986, as amended. In the event of a participant's death, the balance of his Plan account will be paid in a lump sum (unless the participant elects a distribution period up to ten years) to his designated beneficiary or, if none, his estate.

     Source of Benefits. Any benefits accrued under the Plan will be paid from the Bank's general assets. To provide a funding mechanism, the Bank has established a grantor trust in order to hold assets with which to pay benefits. The grantor trust has invested in shares of Common Stock to the extent required to provide an investment return equal to the returns on directors' accounts deemed invested in Common Stock. Participants do not have any legal rights to the assets of the grantor trust. Trust assets would be subject to claims of the Bank's general creditors.

     Changes-in-Control and Reorganizations. In the event of a change in control of the Bank, the Bank will contribute to the grantor trust an amount sufficient to provide the trust with assets having an overall value equal to the aggregate account balances under the Plan. The Bank will not merge or permit its business activities to be taken over by another entity unless and until the successor entity expressly assumes the rights and obligations of the Bank under the Plan. The Bank will not cease operations unless adequate provision has been made for its obligations under the Plan.

     Interpretation, Amendment and Termination. The Board of Directors has sole and absolute discretion to administer, construe and interpret the Plan and its decisions will be conclusive and binding on all affected parties, unless such decisions are arbitrary and capricious. If a participant were to prevail over the Bank in a legal dispute as to the terms or interpretation of the Plan, he would be reimbursed for his legal and other expenses. The Board of Directors may amend or terminate the Plan at any time, provided that no amendment or termination may alter or impair any accrued rights of a participant without the written consent of the participant.

THE 2001 AMENDMENT

     Reasons for the 2001 Amendment. As originally adopted, the Plan provided that participants may elect to receive payments of their accounts in cash or in shares of Common Stock. Under accounting principles generally accepted in the United States of America, this requires that the Company recognize income or expense based on fluctuations in the market price for the Common Stock. The Board of Directors believed that this accounting treatment tended to increase the difficulty for stockholders to judge the Company's financial performance because every quarter the Company was required to show income or expense that was determined solely by the fluctuation of the market price of the Common Stock and was in no way based on the profits generated by the Company's core operations. If the 2001 Amendment is implemented, the accounting treatment will be changed, and the Company will no longer be required to recognize gains and losses based on the market price of the Common Stock on certain arbitrary measurement dates. Instead, the shares directors are entitled to receive will continue to be reflected in the calculation of diluted earnings per share. The Board believes this will enhance stability and comparability of earnings and Company performance in the future.

     Description of the 2001 Amendment. The Board of Directors took action in September 26, 2001 to revise the Plan. Instead of a single plan that allowed a choice of investment return between an investment return based on the performance of the Common Stock and an investment return based on one-year certificates of deposit, the Board determined to split the plan into two plans that would not change the benefits to directors or increase the cost to the Company. First, the Board adopted the 2001 Amendment, which provides that all amounts held in directors' accounts may be paid out exclusively in shares of Common Stock. At the same time, the Board of Directors created a second deferred compensation plan that provided that all amounts held in directors' accounts in that plan earn a rate of return based on one-year certificates of deposit and may be paid out exclusively in cash (the "Cash Plan"). If and when these changes go into effect, to the extent directors have elected that some or all of their accounts under the Plan as presently operated earn a return based on one-year certificates of deposit, those accounts or portions thereof will be transferred to the Cash Plan. Accounts transferred to the Cash Plan would earn a rate of return based on one-year certificates of deposit and will be paid out in cash.
Any accounts remaining in the Plan will be converted from the existing arrangement, which is an investment return based on the performance of the Common Stock, to the amended arrangement, which will be the right to receive a fixed amount of shares of Common Stock. The number of shares will be determined by dividing the value of each director's account on the effective date of the 2001 Amendment by the market price of the Common Stock on that date.

     Under the Amended Plan, in the event that cash dividends are paid with respect to the shares of Common Stock credited to a participant's account, the Company shall pay such dividends directly to the Participant.

     Shares of Common Stock that are credited to a participant's account shall be proportionately adjusted for any increase, decrease or exchange of shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, split-up, combination of shares, stock split, stock dividend or similar event in which the number of shares has changed without the receipt or payment of consideration by the Company.

     Effect of the 2001 Amendment. The 2001 Amendment will not increase the benefits payable to any participant. Under the Amended Plan, instead of receiving a cash benefit directors will become entitled to receive a fixed number of shares of Common Stock. The number of shares will be determined by dividing the value of each director's account on the effective date of the 2001 Amendment by the market price of the Common Stock on that date. Further, future contributions to each participant's account will represent the right to receive a fixed number of shares of Common Stock based on the market price for the Common Stock on the date of the contribution.

     Limitations on Numbers of Shares and Annual Cost. Under the Amended Plan, the Company may not distribute more than 170,000 shares of Common Stock to participants pursuant to the Plan, as such amounts may be adjusted from time to time pursuant to the following sentence. Shares of Common Stock that are credited to the participant's account shall be proportionately adjusted for any increase, decrease or exchange of shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, split-up, combination of shares, stock split, stock dividend or similar event in which the number of shares has changed without the receipt or payment of consideration by the Company. Notwithstanding anything in the Amended Plan to the contrary, the annual cost of the Amended Plan for any fiscal year may not exceed 10% of the Company's average annual income before taxes for the preceding five fiscal years.

     Conditions to Effectiveness of the 2001 Amendment. The 2001 Amendment is subject to approval of the Amended Plan by the Company's stockholders at the Annual Meeting. In addition, effectiveness of the 2001 Amendment is subject to approval by the OTS of the Company's Form MHC-2 Application for Approval of a

Minority Stock Issuance by a Savings Association Subsidiary of a Mutual Holding Company (the "Application"). The Company filed an Application with the OTS in December 2001.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors believes that approval of the Amended Plan will result in a different accounting treatment that will reduce fluctuations to the Company's net income caused solely by fluctuations in the market price for the Common Stock and not by changes in core earnings. The Board of Directors also believes that the change in accounting treatment that will result upon implementation of the Amended Plan will enhance the ability of stockholders to analyze the Company's performance. The Board of Directors is seeking shareholder approval of the Amended Plan in order to comply with the Nasdaq listing requirements and pursuant to the regulations of the OTS.

     The Amended Plan must be approved by a majority of the total votes eligible to be cast, exclusive of shares held by Baltimore County Savings Bank, M.H.C. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED PLAN.

AMENDED PLAN BENEFITS

     The following tables sets forth certain information regarding the benefits to be received under the Amended Plan.

                                                             DOLLAR                     NUMBER
NAME AND POSITION                                        VALUE ($)(1)(2)                OF UNITS(2)
-----------------                                        ---------------                -----------
Gary C. Loraditch, President                              $   18,666                     1,821
  of the Company and the Bank

William M. Loughran, Senior Vice                              18,666                     1,821
  President of the Company and the Bank

David M. Meadows, Vice President, General
  Counsel and Secretary of the Company                            --                        --
  and the Bank

All current executive officers as a group (4 persons)         37,332                     3,642

All current directors who are not executive                   98,666                     9,626
  officers as a group (6 persons)

All employees, including all current officers who                 --                        --
  are not executive officers, as a group

_____________
(1) Based on the fair market value of the Common Stock of $10.25 per share as quoted on the Nasdaq National System on September 30, 2001.
(2) Assumes directors allocate 100% of the amounts contributed to their accounts to the Plan and allocate 0% to the Cash Plan. Already existing accounts of directors are not included because they do not represent new plan benefits. Such accounts will be converted from the right to receive a cash amount based on the performance of the Common Stock to the right to receive shares of Common Stock, with no additional economic benefit to the participants. Also does not include elective deferrals, which represent the deferral of fees or salary which participants are otherwise entitled to receive.

--------------------------------------------------------------------------------
             PROPOSAL III -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has heretofore renewed the Company's arrangements with Anderson Associates LLP, independent public accountants, to be its auditors for the 2002 fiscal year, subject to ratification by the Company's stockholders. A representative of Anderson Associates, LLP will be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires. The representative will also be available to answer appropriate questions.

     THE APPOINTMENT OF THE AUDITORS MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AUDITORS.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2001 with the management of the Company.

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2001 be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2001.


                                  Members of the Audit Committee

                                  Henry V. Kahl
                                  H. Adrian Cox
                                  John J. Panzer, Jr.


--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended September 30, 2001, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended
September 30, 2001 were $64,250 of which $13,750 has been billed through September 30, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Anderson Associates, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2001.

ALL OTHER FEES

     For the fiscal year ended September 30, 2001, the aggregate fees paid by the Company to Andersen Associates, LLP for all other services (other than audit services and financial information systems design and implementation services) were $41,925 of which $10,000 has been billed through September 30, 2001. All other fees consist of tax return preparation, extended auditing procedures and assistance with filings under the Securities Exchange Act of 1934.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock (collectively, "Reports") and to furnish the Company with copies of all such Reports that are filed. Based solely on its review of such Reports or written representations that no such Reports were necessary that the Company received in the past fiscal year or with respect to the past fiscal year, management believes that during fiscal year 2001 all Reporting Persons have complied with these reporting requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

     The Company's 2001 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than January 21, 2002. In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the year ending September 30, 2002, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236 by no later than September 12, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ David M. Meadows

                                 David M. Meadows
                                 Secretary
 January 10, 2002
 Baltimore, Maryland

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, BCSB BANKCORP, INC., 4111 JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND 21236.

                                                                       EXHIBIT A

                      BALTIMORE COUNTY SAVINGS BANK, F.S.B.
                           DEFERRED COMPENSATION PLAN

     The Board of Directors of Baltimore County Savings Bank, F.S.B. hereby restates its Directors' Retirement Plan, effective October 22, 1997. The Plan was originally effective on July 1, 1995, and has been restated in order (1) to attract, retain, and motivate Directors, and (2) to encourage the long-term financial success of the Bank through a performance-based deferred compensation program.

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

     The following words and phrases, when used in the Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise.

     "Account" shall mean a bookkeeping account maintained by the Bank in the name of the Participant.

     "Administrator" shall mean any officer or Director of the Bank whom the Board authorizes to administer the Plan.

     "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Bank, as the terms are defined in Section 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended.

     "Bank" shall mean Baltimore County Savings Bank, F.S.B., and any successor to its interest.

     "Beneficiary" shall mean the person or persons whom a Participant may designate as the beneficiary of the Participant's Benefits under Articles II and
III. A Participant's election of a Beneficiary shall be made on the Distribution Election Form, shall be revocable by the Participant during his or her lifetime, and shall be effective only upon its delivery to, and acceptance by, an executive officer of the Bank and acceptance by the Board, which acceptance shall be presumed unless, within ten business days of delivery of the Participant's election, the executive officer provides the Participant with a written notice detailing the reasons for its rejection. Beneficiary designations made under the Bank's Incentive Compensation Plan shall be honored for purposes of this Plan, until and unless a valid designation occurs hereunder. In the
               -----     ------
event of no such designation, "Beneficiary" shall mean the Participants's Surviving Spouse, or estate if the Participant has no Surviving Spouse.

     "Benefits" shall mean any and all benefits that are or may become payable under Article III of the Plan.

     "Board" shall mean the Board of Directors of the Bank.

     "Change in Control" shall mean any of the following events:

     (a) When the Bank is in the "mutual" form of organization, a "Change in Control" shall be deemed to have occurred if: (i) as a result of, or in connection with, any exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were Directors of the Bank before such transaction cease to constitute a majority of the Board of Directors of the Bank or any successor to the Bank, (ii) the Bank transfers substantially all of its assets to another corporation which is not an Affiliate of the Bank, (iii) the Bank sells substantially all of the assets of an Affiliate which accounted for 50% or more of the controlled group's assets immediately prior to such sale,
(iv) any "person" including a "group", exclusive of the Board of Directors of the Bank or any committee thereof, is or becomes the "beneficial owner", directly or indirectly, of proxies of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's members, or (v) the Bank is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding proxies relating to the surviving or resulting corporation are given, in the aggregate, by the former members of the Bank.

     (b) If the Bank shall be in the "stock" form of organization, a "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company thereof, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's Directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur solely by reason of a transaction in which the Bank converts to the stock form of organization, or creates an independent holding company in connection therewith. The decision of the Board as to whether a Change in Control has occurred shall be conclusive and binding.

     "Company" shall mean any holding company that becomes the sole owner of the Bank.

     "Common Stock" shall mean the common stock of the Bank, or of the Company if it is the sole owner of the Bank's common stock.

     "Deferral Election Form" shall mean the form attached as Exhibit "A."

     "Director" shall mean a member of the Board.

     "Distribution Election Form" shall mean the form attached hereto as Exhibit "B."

     "Effective Date" shall mean the date on which the Plan first becomes effective, as referenced in the opening paragraph of this document.

     "Employee" shall mean any person who is employed by the Bank.

     "Investment Election Form" shall mean the form attached as Exhibit "C."

     "Participant" shall mean (i) an individual who serves as a Director of the Bank on or after the Effective Date, regardless of whether or not the Director is an Employee, and (ii) any Employee whom the Board has specifically selected for participation in the Plan, provided, that an Employee shall be eligible for Plan participation only if the Employee is a member of a select group of the Bank's or the Company's management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Plan" shall mean this Baltimore County Savings Bank, F.S.B. Deferred Compensation Plan.

     "Plan Year" shall mean the Bank's fiscal year.

     "Surviving Spouse" means the husband or wife of a Director at the time of the Director's death, provided they are not then divorced or legally separated.

     "Trust" shall mean the trust created under the Trust Agreement.

     "Trust Agreement" shall mean the agreement entered into between the Bank and the Trustee, pursuant to the terms hereof.

     "Trustee" shall mean the person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE II
                               CREDITS TO ACCOUNTS
                               -------------------

     On the Effective Date. The following Directors shall have their Accounts credited on the Effective Date with the following amounts, with "Past Deferrals" referring to credits made under the Bank's Incentive Compensation Plan through October 31, 1997:

                                      Deferrals
         Participant               (Through 10/31/97)          Retirement Credit             Total Credit
         -----------               ------------------          -----------------             ------------
         Rohe                            65,616.82                  $80,000                   145,616.82
         Dietz                           64,451.76                  $80,000                   144,451.76
         Dunton                          53,299.67                  $80,000                   133,299.67
         Loraditch                            0.00                  $43,000                    43,000.00
         Loughran                             0.00                  $43,000                    43,000.00
         Cox                             11,387.01                  $67,000                    78,387.01
         Kahl                            13,220.40                  $55,000                    68,220.40
         Magsamen                        11,578.84                  $80,000                    91,578.84
         Meyers                          21,813.85                  $80,000                   101,813.85
         Panzer                          66,612.20                  $43,000                   109,612.20

     Future Credits. On each September 30 beginning with 1998, each Participant who is a Director on such date and who has between three and 12 years of service as a Board Director, shall have his or her Account credited with $6,222. No Participant may receive more than 12 years of credits to his or her Account. A Participant who, after the Effective Date, first completes three years of service as a Director, shall have his or her Account credited with $24,000 on the September 30 following completion of three years of service.

     Elective Deferrals. Prior to each Plan Year, each non-Employee Director may elect to defer the receipt of all or part of their future fees (including retainers), and each other Participant may elect to defer up to 25% of salary or 100% of bonus compensation. Such elections shall be (i) made on the Deferral Election Form, and (ii) effective on the October 1st following their acceptance by the Administrator, provided that elections made within 30 days of either the
                                                                      ------
Effective Date, or a Participant's  initial service with the Bank as an Employee
                --
or a Director, shall be effective as of the first day of the month following their acceptance by the Administrator. Any such elections shall be irrevocable until the end of the Plan Year in which they are made, except that the Board may permit suspension of a Participant's deferral election in the event of "hardship" within the meaning of Article III.

     Investment Return. From the date of any credits through distribution under the terms of the Plan, each Participant's Account shall be credited with a rate of return based on the Participant's selection from the choices presented on the Investment Election Form (and in the absence of a valid election, based on the interest rate paid by the Bank on one-year certificates of deposit as of the preceding October 1st). If a Participant has, before the Effective Date, selected a measure for the rate of return on compensation deferred through the Bank's Incentive Compensation Plan, such election shall be honored and remain in effect until a superseding election becomes effective.

     Short-swing Profit Rule. If a Participant elects to have his or her Account appreciate or depreciate based on the Common Stock fund, the effectiveness of any investment election that the Participant makes shall be deferred until the next following date on which said election would not result in an "opposite way" transaction for purposes of SEC Rule 16b-3. For purposes of this paragraph, an "opposite way" transaction shall be defined as an election that affects a "sale" of the Common Stock by a Participant within six months of an election that affects a "purchase" (and vice versa), whether under this Plan or another plan maintained by the Company or the Bank. This six-month "opposite way" rule will not apply, however, if the Participant elects to receive a distribution in connection with his or her death or termination of employment.

     Vesting. Amounts credited to Participant's Accounts shall be fully vested at all times.


                                   ARTICLE III
                   DISTRIBUTION FROM ACCOUNTS; ELECTION FORMS
                   ------------------------------------------

     General Rule. Account balances shall be paid in five substantially equal annual installments beginning during the first quarter of the calendar year a Participant ceases to be a Director or Employee for any reason. Any subsequent payments shall be made by the last day of the first quarter of each subsequent calendar year until the Participant has received the entire amount of his or her Account. If Common Stock is outstanding at the time of a Participant's termination of service, the Participant may elect on the Distribution Election Form to receive his or her distribution in cash or Common Stock (but only to the extent that shares of Common Stock are then held in the Trust for the Participant's benefit.) Notwithstanding the foregoing, (i) a Participant may elect on his or her Distribution Election Form to have his or her Account paid in a single lump sum distribution or in annual payments over a period of less than ten years, and (ii) to the extent required under federal banking law, the amounts otherwise payable to a Participant shall be reduced to the extent that on the date of a Participant's termination of employment, such reduction is necessary to avoid subjecting the Bank to liability under Section 280G of the Internal Revenue Code of 1986, as amended.

     Death Benefits. If a Participant dies before receiving all Benefits payable pursuant to the preceding paragraph, then the remaining balance of the Participant's Account shall be distributed in a lump sum payment of cash and Common Stock (if applicable) to the Participant's designated Beneficiary not later than the first day of the second month following the date of the Participant's death; provided that a Participant may specify on the Distribution Election Form a distribution period that effectuates the annual installment payments selected by the Participant (with payments made as though the Participant survived to collect all benefits and retired on the date of his or her death if payments had not previously commenced).

     Hardship. If the Participant or a member of the Participant's immediate family (or a legal dependent of the Participant) should suffer one or more of the following unforeseen hardships, the Participant may apply to the Board for a withdrawal of all or part of his or her Account:

     (i)  extraordinary medical expenses, or
                                          --

     (ii) other unforeseeable and severe financial hardships that the Bank's Board of Directors may generally recognize.

     The Board shall have sole and complete discretion over whether or not to grant a Participant's request for a hardship withdrawal, provided that (i) the Board shall make its decisions in a uniform and nondiscriminatory manner, and
(ii) the Participant who requests a withdrawal shall abstain from participation in, and voting on, such request. If the Board approves a withdrawal, the Bank shall pay the approved amount to the Participant as soon as practicable, and shall treat said amount as constituting a pro rata reduction in any deemed investment fund for the Participant's Account (unless the Participant's application for a withdrawal specifies its payment from a particular fund).

     Elections. To be effective, a Participant's initial Distribution Election Form must be submitted either (i) more than one year before the date on which
                         ------
the Participant's service as a Director or Employee terminates for any reason, or (ii) within 30 days of the Plan's Effective Date or the Participant's initial
--
service with the Bank as a Director or an Employee. Distribution elections made pursuant to this Article III shall become irrevocable one year before the Participant first becomes entitled to receive a distribution pursuant to this
Article III. Nevertheless, Beneficiary designations made pursuant to executed Distribution Election Forms shall be revocable during the Participant's lifetime and the Participant may, by submitting an effective superseding Distribution Election Form at any time or from time to time, prospectively change the designated Beneficiary and the manner of payment to a Beneficiary.

                                   ARTICLE IV
                               SOURCE OF BENEFITS
                               ------------------

     General Rule. The rights of the Participants under this Plan and of their Beneficiaries (if any) shall be solely those of unsecured creditors of the Bank. Benefits shall constitute an unfunded, unsecured promise by the Bank to pay such payments in the future, as and to the extent such Benefits become payable. Benefits shall be paid from the general assets of the Bank, and no person shall, by virtue of this Plan, have any interest in such assets, other than as an unsecured creditor of the Bank. For any fiscal year during which a Trust is maintained, (i) the Trustee shall inform the Board annually prior to the commencement of each fiscal year as to the manner in which such Trust assets shall be invested, and (ii) the Board shall, as soon as practicable after the end of each fiscal year of the Bank, provide the Trustee with a schedule specifying the amounts payable to each Participant, and the date for making such payments.

     Change in Control. In the event of a Change in Control, the Bank shall contribute to the Trust an amount sufficient to provide the Trust with assets having an overall value equivalent to the value of the aggregate Account balances under the Plan.


                                    ARTICLE V
                                   ASSIGNMENT
                                   ----------

     Except as otherwise provided by this Plan, it is agreed that neither the Participant nor his or her Beneficiary nor any other person or persons shall have any right to commute, sell, assign, transfer, encumber and pledge or otherwise convey the right to receive any Benefits hereunder, which Benefits and the rights thereto are expressly declared to be nontransferable. Notwithstanding the foregoing, or any other provision of this Plan, a Participant may transfer all or any part of his or her Account, and the rights associated therewith, to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Benefits so transferred may thereafter be transferred only to the Participant who was originally entitled to receive said Benefits or to an individual or trust to whom the Participant could have initially transferred the Benefits pursuant to this Article V. The Benefits, and the rights thereto, which are transferred pursuant to this Article V shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

                                   ARTICLE VI
                            NO RETENTION OF SERVICES
                            ------------------------

     The Benefits payable under this Plan shall be independent of, and in addition to, any other compensation payable by the Bank to a Participant, whether in the form of fees, bonus, retirement income under employee benefit plans sponsored or maintained by the Bank or otherwise. This Plan shall not be deemed to constitute a contract of employment between the Bank and any Participant.

                                   ARTICLE VII
                              RIGHTS OF DIRECTORS;
                              --------------------
                   TERMINATION OR SUSPENSION UNDER FEDERAL LAW
                   -------------------------------------------

     The rights of the Participants  under this Plan and of their  Beneficiaries
(if any) shall be solely those of unsecured creditors of the Bank. If the Participant is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) or
(g)(1)), all obligations of the Bank under this Plan shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected. If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Plan shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

     All obligations under this Plan shall terminate, except to the extent that continuation of this Plan is necessary for the continued operation of the Bank:
(i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his designee, at the time that the Director of the OTS, or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

     If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Participant from participating in the conduct of the Bank's affairs, the Bank's obligations under this Plan shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Participant all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

                                  ARTICLE VIII
                                 REORGANIZATION
                                 --------------

     The Bank agrees that it will not merge or consolidate with any other corporation or organization, or permit its business activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Article VIII, without having made adequate provision for the fulfillment of its obligation hereunder.

                                   ARTICLE IX
                            AMENDMENT AND TERMINATION
                            -------------------------

     The Board may amend or terminate the Plan at any time, provided that no such amendment or termination shall, without the written consent of an affected Participant, alter or impair any accrued rights of the Participant under the Plan.

                                    ARTICLE X
                                    STATE LAW
                                    ---------

     This Plan shall be construed and governed in all respects under and by the laws of the State of Maryland, except to the extent preempted by federal law. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                                   ARTICLE XI
                                HEADINGS; GENDER
                                ----------------

     Headings and subheadings in this Plan are inserted for convenience and reference only and constitute no part of this Plan. This Plan shall be construed, where required, so that the masculine gender includes the feminine.

                                   ARTICLE XII
                           INTERPRETATION OF THE PLAN
                           --------------------------

     The Board shall have sole and absolute discretion to administer, construe, and interpret the Plan, and the decisions of the Board shall be conclusive and binding on all affected parties, unless such decisions are arbitrary and capricious.

                                  ARTICLE XIII
                                   LEGAL FEES
                                   ----------

     In the event any dispute shall arise between a Participant and the Bank as to the terms or interpretation of this Plan, whether instituted by formal legal proceedings or otherwise, including any action taken by a Participant to enforce the terms of this Plan or in defending against any action taken by the Bank, the Bank shall reimburse the Participant for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions; provided that the Participant shall return such amounts to the Bank if he fails to obtain a final judgment by a court of competent jurisdiction or obtain a settlement of such dispute, proceedings, or actions substantially in his or her favor. Such reimbursements to a Participant shall be paid within ten days of the Participant furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Participant. Any such request for reimbursement by a Participant shall be made no more frequently than at 30 day intervals.

                                   ARTICLE XIV
                                DURATION OF PLAN
                                ----------------

     Unless terminated earlier in accordance with Article IX, this Plan shall remain in effect during the term of service of the Participants and until all Benefits payable hereunder have been made.

                      BALTIMORE COUNTY SAVINGS BANK, F.S.B.
                           DEFERRED COMPENSATION PLAN

                           --------------------------
                                 2001 AMENDMENT
                           --------------------------



     WHEREAS, Baltimore County Savings Bank, F.S.B. (the "Bank") maintains the Baltimore County Savings Bank, F.S.B. Deferred Compensation Plan (the "Plan"); and

     WHEREAS, the Bank desires to amend the Plan to provide that all deferred compensation amounts owed to a participant shall be settled in shares of common stock of BCSB Bancorp, Inc. (the "Company"); and

     WHEREAS, the Bank desires to amend the Plan to prohibit participants from making investment elections with respect to amounts they have deferred under the Plan; and

     WHEREAS, the Bank desires to amend the Plan to permit participants to transfer all or a portion of their accounts under the Plan to the Baltimore County Savings Bank, F.S.B. Cash Deferred Compensation Plan.

     NOW, THEREFORE, pursuant to Article IX of the Plan, the Plan is amended, effective as of the Amendment Effective Date, as follows:

     1. Notwithstanding anything in the Plan to the contrary, a Participant's Account shall be converted into the right to receive a fixed number (rounded to the nearest whole number) of shares of Common Stock based upon the closing price of the shares on the Amendment Effective Date. Alternatively, a Participant may elect, effective as of the Amendment Effective Date, that (a) a percentage (less than 100%) of his Account shall be converted into the right to receive a fixed number (rounded to the nearest whole number) of shares of Common Stock based upon the closing price of the shares on the Amendment Effective Date, and (b) the value of the remaining percentage of his Account, as of the Amendment Effective Date, shall be transferred to the Baltimore County Savings Bank, F.S.B. Cash Deferred Compensation Plan. All further amounts credited to the Participant's Account on or after the Amendment Effective Date shall be converted into a right to receive shares of Common Stock based upon the closing price of the shares on the date such amounts are credited to the Participant's Account. Notwithstanding anything in the Plan to the contrary, the Company may not distribute more than 170,000 shares of Common Stock to participants pursuant to the Plan, as such amount may be adjusted from time to time pursuant to the following sentence. Shares of Common Stock that are credited to the
Participant's Account shall be proportionately adjusted for any increase, decrease or exchange of shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, split-up, combination of shares, stock split, stock dividend or similar event in which the number of shares has changed without the receipt or payment of consideration by the Company. Notwithstanding anything herein to the contrary, the annual cost of the Plan for any fiscal year may not exceed 10% of the Company's average annual income before taxes for the preceding five fiscal years.

     2. Notwithstanding anything in the Plan and any previous election by the Participant to the contrary, following the Amendment Effective Date, all amounts credited to a Participant's Account shall be distributable solely in the form of shares (rounded to the nearest whole number) of Common Stock which have been purchased on the open market. Following the Amendment Effective Date, in the event the Participant dies before receiving all Benefits payable pursuant to the Plan, the remaining balance of the Participant's Account shall be distributed in a lump sum payment of shares (rounded to the nearest whole number) of Common Stock to the Participant's designated beneficiary.

     3. Notwithstanding anything in the Plan to the contrary, following the Amendment Effective Date, in the event that cash dividends are paid with respect to the shares of Common Stock credited to a Participant's Account, the Company shall pay such dividends directly to the Participant.

     4. Limitations On Issuance Of Common Stock

          A. The aggregate amount of Common Stock to be issued to participants pursuant to the Plan, plus all prior issuances by the Company, by all Non-Tax-Qualified Employee Stock Benefit Plans and Insiders of the Bank and their Associates shall not exceed 27.4% of the (i) outstanding shares of Common Stock, or (ii) stockholders' equity of the Company, held by Persons other than the MHC at the close of the stock issuance contemplated by the Plan. For purposes of this Section A, the following definitions shall apply:

               Acting in  Concert:  The term  "Acting  in  Concert"  means:  (i)
               ------------------
knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement; or
(ii) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. Any person (as defined by 12 C.F.R. ss.563b.2(a)(26)) Acting in Concert with another person ("other party") shall also be deemed to be Acting in Concert with any person who is also Acting in Concert with that other party, except that any Tax-Qualified Employee Stock Benefit Plan will not be deemed to be Acting in Concert with its trustee or a person who serves in a similar capacity solely for the purpose of determining whether stock held by the trustee and stock held by the Tax-Qualified Employee Benefit Plan will be aggregated.

               Associate:   The  term  "Associate,"  when  used  to  indicate  a
               ---------
relationship with any person, means: (i) any corporation or organization (other than the Bank, the MHC, the Company or a majority-owned subsidiary of the Bank or the MHC or the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, except that, such term shall not include a Tax-Qualified Employee Stock Benefit Plan in which a person has a substantial beneficial interest or serves as a trustee in a similar fiduciary capacity; and
(iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director of the Bank, the MHC or the Company, or any of their subsidiaries.

               Insider:  The term  "Insider"  means any Officer or director of a
               -------
company or of any affiliate of such company, and any person Acting in Concert with any such Officer or director.

               MHC: The term "MHC" means "Baltimore County Savings Bank, M.H.C."
               ---

               Person:  The term "Person"  means any  corporation,  partnership,
               ------
trust, incorporated association or any other entity or a natural person.

               Officer:  The term  "Officer"  means an executive  officer of the
               -------
MHC, the SHC or the Bank (as applicable), including the Chairman of the Board, President, Executive Vice

Presidents, Senior Vice Presidents in charge of principal business functions, Secretary and Treasurer.

               Tax-Qualified    Employee    Stock   Benefit   Plan:   The   term
               ---------------------------------------------------
"Tax-Qualified Employee Stock Benefit Plan" means any defined benefit plan or defined contribution plan of the Bank, the MHC or the Company such as an employee stock ownership plan, stock bonus plan, profit sharing plan or other plan, which, with its related trust, meets the requirements to be "qualified" under section 401 of the Internal Revenue Code of 1986, as amended. A "non tax-qualified employee stock benefit plan" means any defined benefit plan or defined contribution plan which is not so qualified.

          B. The Bank and the Company shall use their best efforts to assure that the expenses incurred by them in connection with the Plan are reasonable.

     5. The Amendment Effective Date shall be the latter to occur of (i) the date the Plan, as amended hereby is approved by a majority of the shares of Company common stock eligible to be cast at a legal meeting, exclusive of shares owned by Baltimore County Savings Bank, M.H.C., and (ii) the date a Form MHC-2 Application for Approval of a Minority Stock Issuance by a Savings Association Subsidiary of a Mutual Holding Company with respect to the Plan, as amended hereby, is approved by the OTS. This 2001 Amendment shall not become effective until both approvals referred to in clauses (i) and (ii) of the preceding sentence have been obtained.

     WHEREFORE, as of September 26, 2001, the Bank hereby executes this 2001 Amendment to the Plan.


Attest:                                 BALTIMORE COUNTY SAVINGS BANK, F.S.B.


/s/ David M. Meadows                    By:  /s/ Gary C. Loraditch
---------------------------------            ----------------------------------

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         ANNUAL MEETING OF STOCKHOLDERS
                               BCSB BANKCORP, INC.

                                FEBRUARY 13, 2002



                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
[X]  Please mark your
     votes as in this
     example.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

                        FOR all nominees             WITHHOLD
                    listed at right (except          AUTHORITY
                       as marked by the         vote for all nominees
                       contrary below)            listed at right
1.  ELECTION                                                            NOMINEES: Henry V. Kahl
    OF                     [   ]                      [   ]                       P. Louis Rohe
    DIRECTORS                                                                     Michael J. Klein

INSTRUCTION:  TO WITHHOLD YOUR VOTE
FOR ANY OF THE INDIVIDUALS NOMINATED, INSERT
THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

______________________________________________
                                                                     FOR           AGAINST             ABSTAIN
                                                                     ---           -------             -------
2.     Approval of the Baltimore County Savings
       Bank, F.S.B. Deferred Compensation Plan,
       as amended.                                                   [ ]            [ ]                  [ ]

3.     Proposal to ratify the appointment of
       Anderson Associates, LLP as independent
       certified public accountants of the Company
       for the fiscal year ending September 30, 2002.                [ ]           [ ]                 [ ]

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement dated January 10, 2002.

PLEASE COMPLETE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

________________________  _________________________  ________________________   _________________________
SIGNATURE OF STOCKHOLDER  PRINT NAME OF STOCKHOLDER  SIGNATURE OF STOCKHOLDER   PRINT NAME OF STOCKHOLDER  DATED: __________

NOTE:  Please sign exactly as your name appears on the enclosed card.  When signing as attorney, executor, administrator, trustee of guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer.  If shares are held jointly, each holder should sign.

                                 REVOCABLE PROXY

                               BCSB BANKCORP, INC.
                               Baltimore, Maryland


                         ANNUAL MEETING OF STOCKHOLDERS
                                February 13, 2002

     The undersigned hereby appoints John J. Panzer, Jr., H. Adrian Cox and Frank W. Dunton, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of BCSB Bankcorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Baltimore County Savings Bank, F.S.B.'s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland, on Wednesday, February 13, 2002, at 4:00 p.m. (the "Annual Meeting"), and at any and all adjournments thereof, as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS
PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                  Continued and to be signed on reverse side.